UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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QUANTITATIVE GROUP OF MUTUAL FUNDS

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IMPORTANT PROXY MATERIALS FOR SHAREHOLDERS

QUANTITATIVE GROUP OF FUNDS

QUANT GROWTH AND INCOME FUND

SPECIAL SHAREHOLDER MEETING - October 24, 2006

September 8, 2006

Dear Shareholder:

A Special Meeting of shareholders of the Quant Growth and Income Fund (the “Fund”), a series of Quantitative Group of Funds (the “Quant Funds”), will be held on October 24, 2006, to vote on important proposals affecting the Fund. As a shareholder, you are entitled to vote on these proposals. We urge you to read this information carefully and to vote your shares so that your voice is heard.

As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve proposals that would permit the Fund to implement a long/short investment strategy. Management proposed these changes because it believes implementing a long/short strategy would permit the Fund to compete more effectively in the current investment environment.

The “Long/Short Proposals” include changes in the Fund’s investment objective and primary investment focus, changes in the Fund’s fundamental investment restrictions regarding the use of short sales and borrowing, a change in the subadvisory agreement between the Fund’s Manager, Quantitative Investment Advisors, Inc. and the Fund’s Subadvisor, SSgA Funds Management, Inc., that would increase the fee paid by the Manager (and not the Fund) to the Subadvisor and changes to the Fund’s management contract with the Manager which would increase the fee paid by the Fund to the Manager and eliminate a 2% expense limitation that is part of the existing management contract. The proposed long/short strategy will only be implemented if all the Long/Short Proposals are approved.

You also will be asked to approve other proposals that are not related to the long/short strategy and which are not anticipated to have a material effect on the current investment practices of the Fund. Generally, these proposals relate to the elimination of or changes to certain fundamental investment restrictions and policies that will modernize them and permit the Fund to take advantage of investment flexibility that is permitted under applicable law.

Your vote is important.

After reviewing these proposals, the Board of Trustees unanimously voted to approve them and recommends that you vote “FOR” each of the proposals. The Trustees ask that you read the accompanying Proxy Statement which provides additional important information about the proposals you are being asked to consider and the context and rationale for the Trustees’ recommendations. Please give this material your full attention so that you can cast an informed vote.

No matter how many shares you own, your vote is important. Even if you plan to attend the meeting, please vote right away. To avoid the expense of additional mailings or having one of our representatives call you, just use the enclosed proxy card or give your voting instructions by phone or on the Internet according to the instructions on your proxy card. If you have any questions

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before you vote, please call Quant Funds at 1-800-326-2151. We’ll be glad to help you get your vote in quickly.

Thank you in advance for your participation in this important event.

Sincerely,

Willard L. Umphrey

President and Chairman

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QUANTITATIVE GROUP OF FUNDS

QUANT GROWTH AND INCOME FUND

55 Old Bedford Road

Lincoln, Massachusetts 01773

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 24, 2006

The Quantitative Group of Funds (the “Quant Funds”) will hold a special meeting of the shareholders of the Quant Growth and Income Fund (the “Fund”) on October 24, 2006, at 2:00 p.m. at 55 Old Bedford Road, Lincoln, Massachusetts. The agenda for the meeting is:

1.	To approve a change to the Fund’s investment objective to long-term growth of capital.

2.	To approve a change to the Fund’s primary investment focus requiring that the Fund invest at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in common stock.

3.

To approve an amendment to the existing subadvisory agreement between Quantitative Investment Advisors, Inc. and SSgA Funds Management, Inc. to increase the subadvisory fees paid by Quantitative Investment Advisors, Inc. (and not the Fund) to SSgA Funds Management, Inc. with respect to the Fund.

4.	To approve an amendment to the existing management contract between the Quant Funds and Quantitative Investment Advisors, Inc. to increase the management fees paid by the Fund.

5.	To approve an amendment to the management contract eliminating the 2% expense limitation provision with respect to the Fund.

6.	Proposals (a) through (o): To approve amendments to the Fund’s fundamental investment restrictions and policies, as described in the attached proxy statement.

(a)	To approve the elimination of the Fund’s fundamental restriction prohibiting short sales other than short sales against the box.

(b)	To approve changes in the Fund’s fundamental restrictions with respect to borrowing.

(c) - (o)	To approve other amendments to the Fund’s fundamental investment restrictions and policies.

7.	To address any other business that may properly come before the meeting or any adjournments thereof.

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The Board of Trustees of the Quant Funds has set August 28, 2006 as the record date for determining the number of votes entitled to be cast at the meeting or any adjournments thereof. You may vote at the meeting (or any adjournments of the meeting) only if you were a shareholder of the Fund as of August 28, 2006.

By Order of the Board of Trustees,

Elizabeth A. Watson

Clerk

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily by mail, by phone or on the Internet. Just follow the simple instructions that appear on your enclosed proxy card(s). Since we cannot hold the meeting unless a quorum is reached, please help avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1-800-326-2151 to obtain an admission pass. In accordance with Quant Funds’ security procedures, a pass and appropriate picture identification will be required to enter the special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

September 8, 2006

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QUANTITATIVE GROUP OF FUNDS

QUANT GROWTH AND INCOME FUND

55 Old Bedford Road

Lincoln, Massachusetts 01773

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 24, 2006

The Board of Trustees (the “Board”) of the Quantitative Group of Funds (the “Quant Funds”) has called a special meeting of the shareholders of the Quant Growth and Income Fund (the “Fund”) to be held on October 24, 2006, at 2:00 p.m. at 55 Old Bedford Road, Lincoln, Massachusetts. At the special meeting, shareholders will vote on whether to:

1.	To approve a change to the Fund’s investment objective to long-term growth of capital.

2.	To approve a change to the Fund’s primary investment focus requiring that the Fund invest at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in common stock.

3.

To approve an amendment to the existing subadvisory agreement between Quantitative Investment Advisors, Inc. and SSgA Funds Management, Inc. to increase the subadvisory fees paid by Quantitative Investment Advisors, Inc. (and not the Fund) to SSgA Funds Management, Inc. with respect to the Fund.

4.	To approve an amendment to the existing management contract between the Quant Funds and Quantitative Investment Advisors, Inc. to increase the management fees paid by the Fund.

5.	To approve an amendment to the existing management contract eliminating the 2% expense limitation provision with respect to the Fund.

6.	Proposals (a) through (o): To approve amendments to the Fund’s fundamental investment restrictions and policies, as described in the attached proxy statement.

(a)	To approve the elimination of the Fund’s fundamental restriction prohibiting short sales other than short sales against the box.

(b)	To approve changes in the Fund’s fundamental restrictions with respect to borrowing.

(c) - (o)	To approve other amendments to the Fund’s fundamental investment restrictions and policies.

7.	To address any other business that may properly come before the meeting or any adjournments thereof.

At this time, the Board does not know of any other matters being presented at the meetings or any adjournments thereof.

The accompanying proxy card will be used to vote at the meeting of the Fund being held on October 24, 2006, at 2:00 p.m. (or at any adjournments of the meeting) at 55 Old Bedford Road, Lincoln, Massachusetts. This proxy statement will first be mailed to shareholders on or about September 8, 2006.

VOTING INFORMATION

How Do I Vote?

(1)	By marking, signing, and mailing the enclosed proxy card in the postage-paid envelope provided; or

(2)	By following the instructions on the enclosed proxy card to give your voting instructions by phone or on the Internet; or

(3)	By voting in person at the special meeting.

Although the proxy solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card, supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by officers, Trustees or agents of Quant Funds, or employees, officers and/or agents of Quantitative Investment Advisors, Inc. (the “Manager”), none of whom will receive additional compensation for their solicitation efforts. In addition, the Manager may engage a solicitor to solicit proxies by telephone, U.S. Mail, facsimile, verbal, electronic, internet or email communications.

Can I Cancel or Change My Vote?

You may cancel or change your vote by simply voting again by: (1) executing and returning later-dated proxy card, (2) changing your voting instructions by phone or on the Internet by following the instructions on the enclosed proxy card or (3) voting in person at the meeting. If you return the proxy card, your vote must be received by 12:00 noon Eastern Time (“ET”) on October 24, 2006. If you vote in person at the meeting, you may vote any time up until the voting results are announced.

How Does a Proxy Work?

When you vote by proxy, you are appointing the persons named on the proxy card as your agents to vote on your behalf at a meeting or any adjournments thereof. Unless you instruct them otherwise, they will vote FOR the approval of the amendment to the existing management contract. Although we are unaware of any other matters to be presented at the meeting, if other matters are brought before the meeting or any adjournments thereof, the proxies will vote your shares using their own best judgment. All proxies solicited by the Board of Trustees that are properly executed and received by the Clerk prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote? How Many Votes Do I Get?

Shareholders of the Fund as of August 28, 2006 (the “Record Date”) will be eligible to vote at the meeting (or any adjournments thereof). Each outstanding full share of the Fund is entitled to one vote and each outstanding fractional share is entitled to a proportionate fractional share of one vote. Therefore, the number of votes you will have at the meeting will depend upon how many shares you own in the Fund on the Record Date. All shareholders of record on the Record Date are entitled to vote. As of the Record Date, there were 4,183,301.042 aggregate shares outstanding in the Fund.

Below is the number of shares of each Class of the Fund as of the Record Date:

	Ordinary Shares	Institutional Shares
Quant Growth and Income Fund	4,118,832.697	64,468.345

How Many Votes Must Be Present for a Quorum?

In order to hold the meeting and vote on the items on the agenda, we will need to have a quorum of shareholders present (in person or by proxy) at the meeting. A quorum means a majority of the votes that are entitled to be cast. In determining whether a quorum has been reached, abstentions and broker non-votes are counted as being present at the meeting.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve a proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose and vote for one or more adjournments of the meeting in order to permit the solicitation of additional votes. Any of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate.

How Many Votes Are Required to Pass a Proposal?

Adoption of each of the Proposals requires the approval of a majority of the outstanding voting securities of the Fund, which the Investment Company Act of 1940, as amended (the “1940 Act”), defines as the affirmative vote of the lesser of:

(1)	67% or more of the shares of the Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting in person or by proxy; or

(2)	50% or more of the outstanding shares of the fund entitled to vote at the meeting (a “1940 Act Majority Vote”).

Abstentions and broker non-votes will not count towards the number of votes in favor of the management contract or the subadvisory agreement, which means they will have the effect of a vote against this proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

BACKGROUND FOR PROPOSALS 1-5 AND 6(a) AND 6(b)

Long/Short Proposals. At a meeting held on July 18, 2006, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve and to recommend that shareholders of the Fund approve changes to the Fund’s investment policies and restrictions which would allow the Fund to change its investment strategy from a “long only” to a “long/short” investment strategy. In order to institute the proposed change from a long only to a long/short investment strategy, it is necessary that shareholders approve all of Proposals 1 through 5 and Proposals 6(a) and 6(b) (the “Long/Short Proposals”). If the Long/Short Proposals are approved the Fund would among other things change the name of the Fund, change its investment objective and amend or eliminate certain investment techniques or practices. If the Long/Short Proposals are not approved the long/short strategy will not be implemented and the Trustees will determine the appropriate course of action. Each of the Long/Short Proposals is separately described below.

Long Only versus Long/Short Strategy. Mutual fund portfolio managers often view a long only strategy as a disadvantage in the pursuit of total return. When a fund is benchmarked against a capitalization-weighted index, like the S&P 500 Index, a portfolio manager’s approach to attempting to enhance total return versus the return of an index generally is to over-weight or under-weight certain stocks in the index. To be over- or under-weight in a particular stock means that the relative percentage of the fund’s holdings in a particular stock is more or less than the relative weight of that stock in the index.

Over-weighting a stock is generally not a problem because even the largest weighting is still relatively small (around 2%). On the other hand, attempting to underweight a stock can present a real problem. The reason? About 96% of the stocks in the S&P 500 Index have an average weight of less than 0.5%.

This means that, if a portfolio manager identifies underweighting investment opportunities in the 96% of stocks that have an average weight of less than 0.5%, it is unlikely that a fund with a long only investment strategy will be able to take full advantage of the perceived opportunities. A long/short investment strategy is one way to address this limitation of a long only strategy.

	Current	Proposed
Investment Strategy

Long only

This is a traditional mutual fund strategy. Under a long only strategy, the Fund purchases securities for its portfolio and makes limited use of short sales, which is generally limited to short sales against the box.

Thus, the Fund is naturally limited in its pursuit of total return because it is not able to use any form of leverage.

Long/Short

This is a mutual fund strategy that provides investors with a mutual fund alternative to the less-regulated “hedge” funds. Under a long/short strategy, the Fund uses short sales to address the above described limitation of a long only strategy.

Thus, by using short sales in seeking to enhance returns versus the benchmark index, the Subadvisor is more fully able to invest in and profit from stocks that it believes will perform well and stock that it believes will perform poorly. The long/short strategy increases the Fund’s risk profile but the Manager and Subadvisor believe the increase is small relative to the potential for increased returns.

Short Sales

A short “against the box” is the short sale (borrowing and selling) of a stock that is already owned. This results in a neutral position where the Fund’s gains in a stock are equal to the losses. Shorting against the box is a limited strategy because it can only be used to delay a taxable event for the Fund.

When the Fund has a long position, that is it owns a stock, the Fund makes money if the stock goes up in price and loses money if the stock goes down in price.

A “naked” short sale is the sale of a stock that the Fund does not own, or any sale that is completed by the delivery of a stock borrowed by the Fund.

When the Fund’s Subadvisor sells short, it believes it will be able to buy the shorted stock at a lower amount than the price at which it sold short. Thus, short selling is the opposite of being long (owning) a stock, that is, the Fund loses money if the shorted stock goes up in price and makes money if the stock goes down in price.

Annual Portfolio Turnover	The Fund’s portfolio turnover ratio for the last three fiscal years was 105%, 160% and 180% for 2006, 2005 and 2004, respectively.

For the fiscal period ending March 31, 2007, it is estimated that the Fund’s annual portfolio turnover ratio will be slightly more than 200%. High portfolio turnover can result in higher brokerage and other costs.

The number of long/short positions and the amount of leverage that a mutual fund is permitted to use is limited by the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a mutual fund’s long positions minus its short positions must not exceed 100%.

Reasons for the Long/Short Proposals

In making their recommendation that shareholders approve the Long/Short Proposals, the Trustees considered that the Fund’s current investment focus on common stocks and its growth and income name are believed to limit its ability to gather assets and compete efficiently against other mutual funds. The Fund believes that the current investment focus on common stocks and the growth and income style do not appeal to investors who are attracted by a more specific investment focus and to alternative investments such as hedge funds. The Trustees considered that the Fund will be able to take advantage of a broader range of investment opportunities and to focus its efforts on seeking total return with a relatively small increase in risk if the Long/Short Proposals are approved by shareholders. The Trustees also considered that the long/short strategy would involve certain new risks as described in the tables below. The Trustees also considered that the Long/Short Proposals will benefit shareholders by minimizing disruptions to the Fund’s current investment portfolio through:

•	The continuity of having the same Subadvisor;
•	The continued use of the Subadvisor’s quantitative model; and
•	Maintaining a portfolio that is primarily invested in the common stock of larger U.S. companies, that is, companies that have market capitalizations of $1 billion or more.

Current and Proposed Prospectus Disclosure

The table below sets forth the Fund’s current prospectus disclosure in the left-hand column and the proposed prospectus disclosure in the right-hand column although the Manager reserves the right to amend the proposed disclosure as necessary. The referenced prospectus disclosure will be revised only if all of the Long/Short Proposals are approved. If any of the Long/Short Proposals are not approved, the disclosures in the Current column will not be changed and the Fund will continue its current investment operations.

	Current	Proposed
Fund Name	Quant Growth and Income Fund	Quant Long/Short Fund
Comparative Benchmark	S&P 500 Index	No change.
Investment Strategy Disclosure	Not applicable

The Fund may invest in long and short positions of publicly traded equity securities. The Fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets. The Fund buys securities ‘‘long’’ that the Fund’s Advisor believes will outperform and sells securities ‘‘short’’ that the Fund’s Advisor believes will underperform. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. This is not a market neutral strategy.

The Fund’s long-short exposure will vary over time based on the Fund’s Advisor’s assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. Under normal market conditions, the Fund’s long equity exposure ordinarily ranges from 110% to 133% of the Fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the Fund’s net assets. The Fund’s Advisor will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., the percentage of long equity positions minus the percentage of short equity positions) does not exceed 100% of the Fund’s net assets, excluding cash and cash equivalents.

Quantitative Investment Approach

The Fund’s Advisor primarily employs a “quantitative” investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors. In addition, the Fund’s Advisor follows a quantitative research process which generates potential factors or portfolio construction techniques that the Advisor believes could result in improvement of the Fund’s risk or return characteristics. Such factors and construction techniques are then rigorously tested to determine whether they add value on their own and in conjunction with the existing process before any changes will be made to the existing models. With the benefit of these rankings, a Fund’s Advisor also can monitor a portfolio of securities for consistency with the Fund’s investment objectives. To a lesser extent, the Fund’s Advisor may also use qualitative analysis, due diligence, fundamental research, and analysis of the issuer based upon its financial statements and operations to identify security or market events not otherwise captured by its models.

No change
Growth versus Value Stocks

The Fund’s Advisor may invest in both value stocks and growth stocks. A value stock is a stock the Advisor believes is undervalued compared to its true worth. Value stocks are generally not expected to experience significant earnings growth. A growth stock is a stock the Advisor believes will have earnings that are likely to grow faster than the economy as a whole.

No change
Principal Risks

Even though the Fund seeks long-term growth of capital and income, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

Even though the Fund seeks long-term growth of capital, you could lose money on your investment or not make as much as if you had invested elsewhere. See the Principal Risks table for more information on the main risks that could adversely affect your investment.

Principal Risks Table

Stock Market

•The risk that the stock price of one or more of the companies in a Fund’s portfolio will fall, or will fail to appreciate as anticipated by the Fund’s advisor. Many factors can adversely affect a stock’s performance.

•The risk that movements in the securities markets will adversely affect the price of a Fund’s investments, regardless of how well the companies in which a Fund invests perform.

Common Stocks

•The value of a company’s stock falls as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services.

•The value of a company’s stock falls as a result of factors affecting multiple companies in a number of different industries, such as increases in production costs.

•The value of a company’s stock falls as a result of changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

Small and Mid Cap Companies

To the extent that a Fund invests in small and mid cap companies, such companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Small and mid cap companies’ earnings and revenue tend to be less predictable than for larger companies. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Such stocks may be harder to sell at the times and prices the Fund’s Advisor thinks appropriate.

Value Stocks

To the extent the Fund invests in value stocks, if the Fund’s Advisor’s assessment of a company’s prospects is wrong, or if the market fails to recognize the stock’s value, then the price of the company’s stock may not approach the value that the Fund’s Advisor believes is the full market value. Value stocks may also decline in price even when the Fund’s Advisor already believes they are undervalued.

Growth Stocks

To the extent the Fund invests in growth stocks, if the Fund’s Advisor’s assessment of the prospects for the company’s earnings growth is wrong, or if its judgment about how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s Advisor has placed on it.

Non-Diversification

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) that means that it may invest a higher percentage of its assets in a smaller number of issuers.

The table will be as shown at the left and the following risk disclosures will be added.

Short Sales Risk

If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from deceases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a percentage of the Fund’s assets could affect its portfolio management.

Leverage Risk

By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value per share greater than without the use of leverage. This could result in increased volatility of returns.

PROPOSAL 1

APPROVAL OF THE AMENDMENT OF THE INVESTMENT OBJECTIVE

General

At a meeting held on July 18, 2006, the Trustees unanimously voted to approve and to recommend that shareholders of the Fund approve changes to the Fund’s investment objective allowing the Fund to change its investment focus as described in Proposal 2 and above under “Background for Proposals 1 - 5 and 6(a) and 6(b).” The investment objective of the Fund would be changed to long-term growth of capital.

The Proposed Change

The Fund’s current investment objective is long-term growth of capital and income. Currently the Fund pursues this objective using a growth and income style of investing. The securities identified for investment by the quantitative investment model used by the Fund’s subadviser, SSgA Funds Management, Inc., generally have not been producing a level of income sufficient to make distributions of income to shareholders although there was a small income dividend ($0.01 per share Ordinary Shares and $0.07 for Institutional Shares) for the fiscal period ended March 31, 2006.

If shareholders approve the Proposed Change, which is one of the Long/Short Proposals, the Fund’s investment objective will be long-term growth of capital. The Fund does not anticipate material changes to any of its other investment practices solely as a result of the Proposed Change in the Fund’s investment objective. However, the Manager believes that the Proposed Change coupled with other proposals herein will allow the Fund to implement a long/short strategy that is more attractive to investors.

Reasons for the Proposed Change

The Proposed Change will enable the Fund to institute a long/short strategy and focus more on the total return potential of securities in which it invests. Further, because it is not anticipated that there will be any change in the Subadvisor’s quantitative model, it is expected that the transition to a long/short strategy will be income-neutral, that is, the stocks selected by the quantitative model are not expected to produce any more income than is currently produced.

In considering the Proposed Change, the Trustees considered the Fund’s income distribution history relative to the level of success of the Subadvisor’s quantitative model in selecting stocks for their total return potential. The Trustees also considered that the Proposed Change will enable the Fund to focus on the total return potential of the stocks in its investment universe and implement the long/short strategy.

Current and Proposed Prospectus Disclosure

The table below sets forth the Fund’s current prospectus disclosure in the left-hand column and the proposed prospectus disclosure in the right-hand column. The referenced prospectus disclosure will be revised only if all of the Long/Short Proposals are approved. If any of the Long/Short Proposals are not approved, the disclosures in the Current column will not be changed and the Fund will continue its current investment operations.

	Current	Proposed
Investment Objective	Long-term growth of capital and income	Long-term growth of capital

Trustees’ Recommendation

After considering the matters discussed above and other matters deemed relevant, the Trustees determined that the Proposed Change is fair and in the best interests of the Fund and its shareholders. At the July 18, 2006 meeting, the Trustees voted unanimously to recommend to shareholders of the Fund that they approve the Proposed Change.

Required Vote

Adoption of Proposal 1 requires the approval of a “majority of the outstanding voting securities” of the Fund, which the Investment Company Act of 1940, as amended (the “1940 Act”), defines as the affirmative vote of the lesser of either: (1) 67% or more of the shares of the Fund represented at the meeting, if at least 50% of all outstanding shares of the Fund are represented at the meeting in person or by proxy, or (2) 50% or more of the outstanding shares of the fund entitled to vote at the meeting (a “1940 Act Majority Vote”).

If Proposal 1 is not approved by the shareholders of the Fund, then none of the Long/Short Proposals will be instituted and the Trustees will determine the appropriate course of action.

For the reasons set forth above, the Trustees recommend that the shareholders of the Fund vote FOR the approval of Proposal 1.

PROPOSAL 2

APPROVAL OF THE AMENDMENT OF THE INVESTMENT FOCUS

General

At a meeting held on July 18, 2006, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve and to recommend that shareholders of the Fund approve a change to the Fund’s investment focus allowing the Fund to broaden its investment strategy from a “long only” strategy to a “long/short strategy.”

The Proposed Change

Current Investment Focus. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks. For purposes of the Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights. The Fund invests primarily in stocks of larger companies, generally those with greater than $1 billion in market capitalization (at time of purchase) and primarily in the common stock of U.S. issuers. There is no minimum market capitalization for companies whose securities the Fund may purchase. The Fund pursues its investment focus using a growth and income style and a long only investment strategy.

Proposed Investment Focus. Under the Proposed Change, the Fund, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The Fund does not anticipate material changes to any of its other investment practices solely as a result of the Proposed Change in the Fund’s investment focus. However, the Manager believes that the Proposed Change coupled with other proposals herein will allow the Fund to implement a long/short strategy that is more attractive to investors.

Current and Proposed Prospectus Disclosure

The table below sets forth the Fund’s current prospectus disclosure in the left-hand column and the proposed prospectus disclosure in the right-hand column. The referenced prospectus disclosure will be revised only if all of the Long/Short Proposals are approved. If any of the Long/Short Proposals are not approved, the disclosures in the Current column will not be changed and the Fund will continue its current investment operations.

	Current	Proposed
Investment Focus

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The Fund will invest primarily in the common stock of U.S. issuers. For purposes of the Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

The Fund’s policy of investing at least 80% of its assets in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. The Fund will invest primarily in the common stock of U.S. issuers. For purposes of the Fund’s investment policies, common stocks include securities with common stock characteristics such as depositary receipts, warrants and rights.

The Fund’s policy of investing at least 80% of its assets in a particular type of investment may not be materially revised unless shareholders are notified at least 60 days in advance of the proposed change.

Capitalization

The Fund mainly invests in stocks of larger companies, generally with greater than $1 billion in market capitalization (at time of purchase). There is no minimum market capitalization for companies whose securities the Fund may purchase.

No change.

Reasons for the Proposed Change

The Proposed Change, together with the other Long/Short Proposals, will enable the Fund to take advantage of a broader range of investment opportunities and to focus its efforts on seeking growth of capital with what the Manager believes is a relatively small increase in risk.

In considering the Proposed Change, the Trustees considered that the Proposed Change does not affect the Fund’s current practice of investing primarily in the common stock of larger companies, generally those with greater than $1 billion in market capitalization (at time of purchase) and primarily in the common stock of U.S. issuers. The Trustees also considered that the Proposed Change is consistent with the other proposed changes that will permit the Fund to implement the proposed long/short investment strategy.

Trustees’ Recommendation

After considering the matters discussed above and other matters deemed relevant, the Trustees determined that the Proposed Change is fair and in the best interests of the Fund and its shareholders. At the July 18, 2006 meeting, the Trustees voted unanimously to recommend to shareholders of the Fund that they approve the Proposed Change.

Required Vote

Approval of Proposal 2 requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the Fund’s outstanding shares.

If Proposal 2 is not approved by the shareholders of the Fund, then none of the Long/Short Proposals will be instituted and the Trustees will determine the appropriate course of action.

For the reasons set forth above, the Trustees recommend that the shareholders of the Fund vote FOR the approval of Proposal 2.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF THE SUBADVISORY AGREEMENT

General

The Subadvisor currently subadvises the Fund under a subadvisory agreement between the Manager and the Subadvisor, dated May 1, 2001 (the “Current Subadvisory Agreement”). The Fund’s proposed new long/short investment strategy and use of short sales will increase the Subadvisor’s portfolio management costs including related compliance, regulatory, and reporting requirements. The fee paid to the Subadviser under the Current Subadvisory Agreement does not account for these increased costs associated with the proposed new long/short strategy. Accordingly, the current fee is low for the portfolio management services to be provided and the Subadvisor has proposed to the Manager an amendment to the Current Subadvisory Agreement for the Fund (the “Proposed Subadvisory Amendment”). The Proposed Subadvisory Amendment will increase the level of subadvisory fee with respect to the Fund. After thorough and deliberate consideration of the proposed long/short strategy, the shareholders’ interests and the Fund’s performance record, the Board of Trustees now is recommending that shareholders approve the Proposed Subadvisory Amendment. See page 16 for details on the fee to be charged under the Proposed Amendment.

The amended Subadvisory Agreement is attached as Exhibit A.

Who is the Subadvisor?

The Fund’s Subadvisor is SSgA Funds Management, Inc., One Lincoln Street, Boston, MA 02111-2900. The Subadvisor is a wholly owned subsidiary of State Street Corporation, which is a public company. The Subadvisor also is an affiliate of State Street Global Advisors, which is the investment management division of State Street Bank and Trust Company, a wholly-owned subsidiary of State Street Corporation. As of March 31, 2006, the Subadvisor had over $102.9 billion in assets under management for registered investment companies. The Subadvisor (and its predecessor entity) has managed the Fund continuously since the Fund’s inception in 1985.

Who are the Subadvisor’s Principal Executive Officer and Directors?

James E. Ross is Director and President of SSgA Funds Management, Inc. In addition, Mr. Ross is a Senior Managing Director of State Street Bank and Trust Company and State Street Global Advisors. Mr. Ross is Co-Head of State Street Global Advisors’ Advisors Strategies Group and is responsible for the product management of all of State Street Global Advisors’ investment strategies offered through financial intermediaries.

Peter G. Leahy, Director, SSgA Funds Management, Inc. Mr. Leahy is an Executive Vice President of State Street Corporation and Chief Operating Officer and Senior Managing Director of State Street Global Advisors. In his role as Chief Operating Officer, Mr. Leahy oversees U.S. Institutional Sales and Client Service, Advisor Strategies, SSgA Funds Management, Inc., Fiduciary Services, Global Strategy and Development and the subsidiary businesses of Global Alliance, LLC and CitiStreet. In addition, Mr. Lynch is a member of State Street Global Advisors’ Executive Management Group and is Vice-Chairman of the State Street Global Advisors’ Investment Committee. In addition to serving as a member of the Board of Directors of SSgA Funds Management, Inc., Mr. Leahy is a Board member of the SSgA Funds, CitiStreet, State Street Global Alliance, and State Street Global Markets.

Mitchell H. Shames, Director, SSgA Funds Management, Inc. Mr. Shames is a Senior Managing Director and Chief Counsel of State Street Global Advisors. In his role as Chief Counsel, Mr. Shames manages a staff of seventeen lawyers providing legal advice to State Street Global Advisors and its affiliates, including SSgA Funds Management, Inc. In addition, Mr. Shames is a member of State Street Global Advisors’ Executive Management Group.

The address of each of the above individuals is: State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

What are the terms of the Current Subadvisory Agreement, and how does the Proposed Subadvisory Amendment differ?

The Current Subadvisory Agreement provides, subject always to the supervision of the Trustees and the Manager, that the Subadvisor will furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in accordance with the Fund’s Prospectus and Statement of Additional

Information. The Current Subadvisory Agreement also requires the Subadvisor, at its expense to (1) furnish all necessary investment and management facilities, including salaries of personnel; (2) furnish records relating to the purchase, sale or current status of portfolio securities; (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund; (4) furnish to the Manager such reports and records regarding the Fund and the Subadvisor as the Manger or the Trustees shall from time-to-time request; and (5) upon reasonable notice, review written references to the Subadvisor, or its methodology, whether in a Prospectus, Statement of Additional Information, sales and marketing materials or otherwise.

The Current Subadvisory Agreement provides that the Subadvisor shall not be subject to any liabilities of the Quant Funds, the Fund or the Manager, or to any shareholder, officer, director or Trustee, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Current Subadvisory Agreement was last submitted to a shareholder vote in 1999 and was last approved by the Board on April 11, 2006.

In order for it to continue in effect, the Current Subadvisory Agreement must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those Trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Subadvisory Agreement may be terminated at any time, without penalty, by the Quant Funds (through action of the Board of Trustees or a majority of the outstanding voting securities of the Funds) on written notice to the Manager and the Subadvisor, by the Manager on sixty days’ written notice to the Subadvisor and by the Subadvisor on 150 days’ written notice to the Manager. The Current Subadvisory Agreement will terminate automatically in the event of its assignment or the termination of the management contract between the Manager and the Quant Funds.

The Proposed Subadvisory Amendment contains terms that are substantially the same as the Current Subadvisory Agreement, except for the following important difference:

•	The Proposed Subadvisory Amendment provides for an increase in the subadvisory fee paid to the Subadvisor by the Manager with respect to the Fund, as described below.

What are the proposed fees under the Proposed Subadvisory Amendment? How do they differ from the Current Subadvisory Agreement?

Under both the Current Subadvisory Agreement and Proposed Subadvisory Agreement, the Manager (and not the Fund) pays the Subadvisor a subadvisory fee that is calculated as a percentage of the average daily net assets of the Fund during each month at the annual rates set forth in the table below, with a minimum annual fee of $25,000:

The proposed change in the annual subadvisory fee rate is as follows:

Subadvisory Fee

Average Daily Net Assets under Management	Current Fee	Proposed Fee
First $20 million	0.375%	0.500%
Assets in excess of $20 million	0.300%	0.350%

The table below shows the amount of subadvisory fees paid by the Manager to the Subadvisor during the fiscal year ended March 31, 2006 with respect to the Fund, along with the amount that would have been paid during the same period had the Proposed Subadvisory Amendment been in effect (“Pro Forma”), and the percentage increase that the pro forma fee represents. Average daily net assets for the Fund during the fiscal year ended March 31, 2006 were $53.9 million.

Current Subadvisory Fee	Pro Forma Subadvisory Fee	Increase
$176,677	$218,691	24%

The Manager has agreed to the proposed increase subject to the approval of the shareholders of the Fund and subject to the approval of the shareholders of the Fund of the other Long/Short Proposals as set forth in this Proxy Statement.

If the Fund’s shareholders approve the Proposed Subadvisory Agreement, the increased subadvisory fee is expected to go into effect on or about November 1, 2006 or such later date following shareholder approval as is reasonably practicable if the shareholder meeting is held on or adjourned to a later date than currently expected.

Factors Considered

The proposal to approve the Proposed Subadvisory Amendment and present it to shareholders for their approval was carefully considered by the Board of Trustees at a meeting held on July 18, 2006. At this meeting, the Board, which was advised by independent counsel, deliberated over the Subadvisor’s proposal. Before and at the meeting, the Board received information relating to the Proposed Subadvisory Amendment and was given the opportunity to ask questions and request additional information from the Subadvisor and the Manager. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on July 18, 2006, the Board determined that the arrangements under the Proposed Subadvisory Amendment were reasonable and fair to the Fund and shareholders. Therefore, the Board members present at the meeting voted unanimously to approve the Proposed Amendment, and submit the Proposed Amendment to shareholders for approval.

The Board considered that since the Fund was established, the Subadvisor had set its fees at a low level. They also considered that the Subadvisor had never previously asked for a fee increase. The Board considered the Manager’s proposal that the Fund institute a long/short strategy as described in the “Background for Proposals 1 - 5 and 6(a) and 6(b).” The Board considered that the services to be provided by the Subadvisor under the proposed new long/short strategy would increase. Significantly, they considered that the magnitude of the fee increase requested by the Subadvisor was moderate and that, even after the fee increase, the Fund would earn only a modest increase in revenue for the Subadvisor.

In determining whether to approve the Proposed Amendment, the Board considered its previous review of the Current Subadvisory Agreement and again reviewed the specific factors listed below.

Subadvisor’s Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviewed in April 2006 the background of the Fund’s portfolio manager and the Fund’s investment objective and strategy. In April 2006, the non-interested Trustees also had discussions with senior management and reviewed a questionnaire prepared by senior management of the Subadvisor responsible for the Fund’s investment program. Among other things, the Trustees considered at that time the size, education and experience of the Subadvisor’s investment staff and the Subadvisor’s approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. At the July 18, 2006 meeting, the Trustees considered the proposed changes to the Fund’s investment objective and strategy and the experience of the Subadvisor’s staff with respect to managing long/short strategies for other clients.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of advisory services being performed under the Current Subadvisory Agreement and those that would be performed by the Subadvisor (and affiliated companies, if any) under the Proposed Subadvisory Amendment. The Board of Trustees, including the non-interested Trustees, also considered the nature and extent of the Subadvisor’s supervision of third party service providers, principally the fund accountant, custodian and subcustodians, as they would be affected by the proposed long/short strategy.

Financial Information. The Board of Trustees, including the non-interested Trustees, considered the effect on the Subadvisor’s revenue under the Proposed Subadvisory Amendment relative to financial information provided by the Subadvisor on April 11, 2006. It also considered whether any non-fund businesses might benefit from or be related to the business of advising the Fund.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether economies of scale in respect of the subadvisor’s services might be achieved because of the proposed long/short strategy for the Fund, whether the Fund would appropriately benefit from any economies of scale, and whether there is potential for realization of any further economies of scale. In this regard, the Board considered that the implementation of the Long/Short Proposals might over time result in asset growth by attracting new investors which might result in economies of scale in other expenses.

Other Benefits to the Subadvisor. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by the Fund and the Fund’s shareholders for services provided by the Subadvisor (and its affiliates, if any). It also considered that the Subadviser does not allocate Fund brokerage to brokers affiliated with the Subadvisor. The Board considered that the Subadvisor does not participate in any “soft dollar” arrangements that could be used to pay for research and brokerage services. On April 11, 2006, the Board of Trustees, including the non-interested Trustees, had considered the revenues and profitability of the Subadvisor’s businesses other than their mutual fund business, if any. At the July 18, 2006 meeting, the Board considered the effect of the proposed fee increase on the Subadvisor’s revenues. The Board of Trustees, including the non-interested Trustees, considered whether any “fall-out” benefits might accrue to the Subadvisor and any affiliates in their relationship with the Fund through the implementation of the proposed long/short strategy.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the Proposed Subadvisory Amendment is fair and reasonable, and that the Proposed Subadvisory Amendment should be approved.

What Is the Overall Impact of the Proposed Subadvisory Amendment on the Funds’ Total Expense Ratios?

This proposal will have no effect on the Fund’s expense ratios because the subadvisory fee is paid to the Subadvisor by the Manager, out of the Manager’s own assets. See Proposal 4, “What Factors Did the Board Consider in Approving the Proposed Management Amendment?” for more information.

Trustees’ Recommendation

After considering the matters discussed above and other matters deemed relevant, the Trustees determined that the Proposed Change is fair and in the best interests of the Fund and its shareholders. At the July 18, 2006 meeting, the Trustees voted unanimously to recommend to shareholders of the Fund that they approve the Proposed Change.

Required Vote

Approval of Proposal 3 requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the Fund’s outstanding shares.

If Proposal 3 is not approved by the shareholders of the Fund, then none of the Long/Short Proposals will be instituted and the Trustees will determine the appropriate course of action.

For the reasons set forth above, the Trustees recommend that the shareholders of the Fund vote FOR the approval of Proposal 3.

PROPOSAL 4

APPROVAL OF THE AMENDMENT OF THE MANAGEMENT CONTRACT

The Manager currently manages the Fund under a management contract, dated January 31, 1999, (the “Current Management Contract”). If Proposals 1, 2 and 3 are approved by shareholders, it has become clear that the fee that the Manager has been charging under the Current Management Contract is low in light of increased costs due to increase compliance, regulatory, and reporting requirements related to the use of short sales as a primary trading practice under the long/short strategy proposed for the Fund. Accordingly, the Manager has proposed an amendment to the Current Management Contract for the Fund (the “Proposed Management Amendment”). The Proposed Management Amendment will increase the level of management fee paid by the Fund. After thorough and deliberate consideration of shareholders’ interests and the Fund’s performance record, the Board of Trustees now is recommending that shareholders approve the Proposed Management Amendment. See page 21 for details on the fee to be charged under the Proposed Management Amendment.

This proposal was designed to provide the Manager with a fee and expense structure for operating the Fund, so that overall expenses would continue to be competitive with other similar long/short funds. The details of why the Manager is seeking shareholder approval of the Proposed Management Amendment are discussed below. The factors considered by the Board in determining the reasonableness and fairness of the Proposed Management Amendment are described starting on page 22 under the heading “What Factors Did the Board Consider in Approving the Proposed Management Amendment?” The amended management contract is attached as Exhibit B.

Why is the Manager seeking to increase the management fee for the Fund?

Since the Fund was established in 1985, the Manager has been committed to providing quality services to the Fund and its shareholders. The management fee that the Manager has been charging is low relative to peer group fees, based upon the Fund’s current investment strategy. The management fee would be very low relative to a peer group of long/short funds if the long/short investment strategy is implemented.

The Manager is requesting a management fee increase for the Fund to enable the Manager to continue to manage the Fund and provide quality services to shareholders at reasonable prices if the other Long/Short Proposals are approved by shareholders. The proposed change in investment strategy from long only to long/short would increase the complexity of the Manager’s supervision of: (i) the Fund’s Subadviser and (ii) the Fund’s Custodian, State Street - Kansas City.

With the proposed new management fee rate, the Manager will be able to:

•	Continue to manage the day-to-day business affairs of the Fund with the long/short strategy

•	Cover the costs of operating the Fund with the long/short strategy

•	Retain and attract highly qualified key professionals to supervise the long/short strategy

•	Continue to offer a high level of service to our shareholders and take steps to enhance those services.

Even with the proposed fee increase, the Fund would continue to be among the lower-priced offerings in its peer group of similar long/short funds (see page 24).

If the Fund’s shareholders approve the Proposed Management Amendment, the increased fee is expected to go into effect on or about November 1, 2006 or such later date following shareholder approval as is reasonably practicable if the shareholder meeting is held on or adjourned to a later date than currently expected.

Who is the Manager?

Quantitative Investment Advisors, Inc. is a closely held corporation which was founded in 1985 and currently manages more than $800 million in mutual fund assets. The Manager has built its reputation as a manager-of-managers for the Quantitative Group of Funds, a four-fund family, utilizing quantitative investment strategies. For most investors, the Manager’s manager-of-managers approach represents an exclusive opportunity to gain access to the reputation and unique management expertise of selected subadvisers with a low minimum investment amount.

Who are the Manager’s Directors and Officers?

Willard L. Umphrey is President and a Director of Quantitative Investment Advisors, Inc. In addition, Mr. Umphrey is the President and a Trustee of the Quant Funds and a Director of U.S. Boston Capital Corporation, the Fund’s distributor (the “Distributor”).

Leon Okurowski is Treasurer and a Director and of Quantitative Investment Advisors, Inc. In addition, Mr. Okurowski is Treasurer of the Quant Funds and Director and Vice President of the Distributor.

Mr. Umphrey and Mr. Okurowski are beneficial owners of substantially all of the outstanding shares of Quantitative Investment Advisors, Inc.

Elizabeth A. Watson is Vice President, General Counsel and Chief Compliance Officer of the Manager. In addition, Ms. Watson is Clerk of the Quant Funds and President and General Counsel of the Distributor.

The address of each of the above individuals is: 55 Old Bedford Road, Lincoln, MA 01773.

What are the terms of the Current Agreement with the Manager, and how does the Proposed Management Amendment differ?

Under the Current Management Contract, the Manager manages the investments and the investment strategy of each Fund and provides related general management services. Specifically, the Manager is authorized, subject to the control of the Board, to determine the selection, amount, and time to buy or sell securities for each Fund. Alternatively, the Manager may at its discretion select, contract with and supervise an investment subadvisor to provide an investment program for the Fund. The Manager has engaged a subadvisor, SSgA Funds Management, Inc. (the “Subadvisor”), for the Fund. The Manager, and not the Fund, pays the Subadvisor out of its own assets. No change in the provisions regarding subadviser oversight and management is being proposed.

The Manager also maintains the Funds’ books and records, prepares, on request, reports for the Board; makes available its officers to the Board for consultation and discussions regarding the management of the Funds, and provides certain general management services to the Funds. The fees paid to the Manager under the Current Agreement are set forth below in a chart comparing current and proposed investment management fees.

The Current Management Contract was last submitted to a shareholder vote in 1999 and was last approved by the Board on April 11, 2006.

Other than the services that the Manager provides for the Fund, the Fund is responsible for all other expenses incurred in its operations including any taxes, brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, costs of preparing and distributing proxy material, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of trustees, costs of printing and mailing the prospectus, statements of additional information, and financial reports to existing shareholders, and any other charges or fees not specifically enumerated in the Current Management Contract. During the fiscal year ended March 31, 2006, the Funds did not pay any brokerage commissions to an affiliated broker/dealer.

In order for it to continue in effect, the Current Management Contract must be specifically approved at least annually by: (i) the Board, or by the vote of a majority of the outstanding voting shares of such Fund; and (ii) a majority of those trustees who are not interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Management Contract may be terminated at any time with respect to any Fund by that Fund or by the Manager, without penalty, on 60 days’ written notice. The Current Management Contract will terminate automatically in the event of its assignment.

The Proposed Management Amendment contains terms that are substantially the same as the Current Management Contract, except for the following important difference:

•	The Proposed Management Amendment provides for an increase in the management fee for the Fund, as described below.
•	The Proposed Management Amendment eliminates a 2% expense limitation provision (see Proposal 5).

The management fee under the Proposed Management Amendment does not cover certain expenses necessary to the Fund’s ordinary operation, including: custody services, transfer agency services, and regulatory fees. These charges are borne by the Fund directly and paid out of Fund assets.

What are the proposed fees under the Proposed Management Amendment? How do they differ from the Current Management Contract?

Under both the Current Management Contract and Proposed Management Amendment, the Fund pays the Manager a management fee that is calculated as a percentage of the average daily net assets for the Fund over each month at the annual rates set forth in the table below:

Fund	Current	Proposed
Management Fee	Management Fee
Growth and Income Fund	0.75%	1.00%

The table below shows the amount of management fees paid during the fiscal year ended March 31, 2006 with respect to the Fund, along with the amount that would have been paid during the same period had the Proposed Management Amendment been in effect (“Pro Forma”), and the percentage increase that the pro forma fees represent:

Fund	Current Fees	Pro Forma Fees	% Increase
Growth and Income Fund	$ 404,193	$538,923	33%

While the proposed fee shown above would represent an increase in management fee revenue to the Manager, the increase is not expected to result in undue profits to the Manager for the foreseeable future, due to the expenses that the Manager has incurred and will continue to incur to implement and operate the Fund in the long/short strategy. In addition, even with the proposed fee, the Fund would remain among the lower-priced funds in the long/short peer group. See page 24 for a comparison of the Fund’s total expense ratio with the asset-weighted average expense ratios of the long/short peer group.

For information about the overall impact of the proposed new fee on the Fund’s total expense ratio, see “What Is the Overall Impact of the Proposal On the Fund’s Total Expense Ratio?” below.

What Factors Did the Board Consider in Approving the Proposed Management Amendment?

The proposal to approve the Proposed Management Amendment and present it to shareholders for their approval was carefully considered by the Board of Trustees at a meeting held on July 18, 2006. At this meeting, the Board, which was advised by independent counsel, deliberated over the Manager’s proposal. Before and at the meeting, the Board received information relating to the Proposed Management Amendment and was given the opportunity to ask questions and request additional information from the Manager. After full and deliberate consideration, and after balancing the costs and benefits to shareholders, on July 18, 2006, the Board determined that the arrangements under the Proposed Management Amendment were reasonable and fair to the Fund and shareholders. Therefore, the Board members present at the meeting voted unanimously to approve the Proposed Management Amendment, and submit the Proposed Management Amendment to shareholders for approval.

The Board considered the Manager’s proposal that the Fund institute a long/short strategy as described in the section “Background for Proposals 1 - 5 and 6(a) and 6(b)” on page 24.

The Board considered that since the Fund was established, the Manager had set its fees at a low level relative to peers and that both the current and proposed management fees are among the lowest in the long/short peer group (see page __). They also considered that the Manager had never previously asked for a fee increase. Significantly, they considered that the magnitude of the fee increase requested by the Manager was consistent with the proposed change in investment strategy and that, even after the fee increase, the Fund would earn only a reasonable profit for the Manager, and would continue to be among the lower-priced offerings in the long/short peer group.

The Board also considered that, over that time, it has become increasingly expensive to operate mutual funds due to higher compliance and regulatory costs and intensified competition for talented key legal, compliance and administrative personnel. Management believes that the proposed management fee rate would enhance the Manager’s ability to manage the day-to-day business affairs of the Fund, cover the increasing costs of offering mutual funds, attract and retain highly qualified personnel, and increase the Manager’s ability to maintain and improve the quality of services to shareholders.

As part of its deliberations, the Board reviewed an independent analysis of comparative expenses and performance data for the Ordinary Shares of the Fund, prepared by Lipper, Inc., a Reuters company that is an independent provider of investment company data (“Lipper”). In addition, the Board received financial information about the Manager, including an analysis of the profitability of the Manager’s operations, and the effect the proposed new fee would have on the profitability of the Manager. See below for specific factors considered by the Board.

In determining whether to approve the Proposed Management Amendment, the Board reviewed the specific factors listed below.

The Nature and Quality of Services. The Manager is an experienced manager-of-managers that has managed the Fund since 1985 and has managed the Quantitative Group of Funds since 1983. The Board believes that the Manager has carried out its responsibilities for managing the Fund in a professional manner and has provided high quality services for Fund shareholders.

Performance. The Board considered that the Fund’s performance has been competitive with the Fund’s benchmark, the S&P 500 Index, over both the short- and long-term.

•

For the periods ended June 30, 2006: the Fund’s Ordinary Shares outperformed its benchmark for the 1-year period (10.08% versus 8.63%); underperformed slightly for 10 years (7.48% versus 8.31%) and since inception (11.09% versus 12.09%); and underperformed for the 5-year period by 2.35% (0.14% versus 2.49%).

The Board considered that a goal of the proposed long/short strategy is to seek improved performance for the Fund. The Board considered that the Fund’s historical performance is competitive with long/short peer-group performance data for the Fund prepared by Lipper, an independent third party, and against its Lipper index. The Board was satisfied with the Fund’s performance record and the Manager’s selection and supervision of the Fund’s subadvisor.

•

For the periods ended June 30, 2006, the performance of the Fund’s Ordinary Shares compared with its Performance Universe ranked 9 out of 33 in for the 1-year period, 8 out of 25 for the 3-year period and 12 out of 12 for the five-year period.

•

The Fund’s Ordinary Shares outperformed the Lipper Index for the long/short classification for the 1-year period ended June 30, 2006 (comparisons for the 3-, 5- and 10-year periods were not available because this is a new category).

Fees Charged by Other Advisers. The Board considered the level of fees paid to other advisers for managing similar long/short funds, as analyzed by Lipper. The Board noted that the management fee under the Current Agreement is significantly lower than fees of competitors, and that even with the proposed increase in management fee and increase in total expense ratios, the Fund would continue to be competitively priced and with pricing comparable to the pricing of the average fund within the universe of mutual funds in the competitive long/short peer group.

The Fund’s current management fee ranks 5th lowest out of 5 for the universe of comparable long/short funds identified by Lipper for expense comparison purposes (“Expense Group”) (for the Ordinary Share class)

•

The Fund’s proposed management fee would rank 4th lowest out of 5 for the universe of comparable long/short funds identified by Lipper for expense comparison purposes (“Expense Group”) (for the Ordinary Share class)

The table below compares the estimated total expense ratio of each existing class of the Fund that would be subject to an increased fee under the Proposed Amended Agreement with the Lipper asset-weighted average expense ratio (Ordinary Shares) for the Fund’s long/short peer group.

Quant Growth and Income Fund	Proposed Total Expense Ratio	Asset-Weighted Average Lipper Total Expense Ratio	Difference
Ordinary Shares	1.90%	2.371%	-0.471%
Institutional Shares	1.41%	2.371%	-0.961%

Cost and Profitability. The Board considered Manager profitability data for: (i) fiscal year end March 31, 2006; (ii) profitability on a pro forma basis assuming the proposed management fee increase had been in effect; and (iii) profitability on a pro forma basis assuming that both the proposed management fee increase and the proposed subadvisory fee increase had been in effect. The Board noted that even after increasing the management fee (with or without the subadvisory fee increase), the Fund would earn only a moderate profit for the Manager. The Manager believes that the Proposed Management Amendment would permit the Manager to operate for the foreseeable future at reasonable profit margins, which would also enable the Manager to maintain and improve the quality of services provided to shareholders. The Board considered that it will be able to review the profitability levels of the Manager annually during the Board’s yearly review of the Fund’s management arrangements to ensure that the Manager’s fees remain fair and reasonable and that its profits for managing the Fund are not excessive.

The Board considered that the current and anticipated costs of operating mutual funds have increased, including additional disclosure and compliance requirements, such as the USA Patriot Act requirements, Sarbanes-Oxley requirements, and the requirement that mutual funds have a chief compliance officer. The proposed fee increase would enhance the Manager’s ability to attract and retain highly qualified legal, compliance and administrative professionals in the current competitive environment. Heightened competition from traditional asset managers, banks, insurance companies and, particularly in recent years, hedge funds, has driven up the costs of attracting and retaining key personnel. In addition, the cost of technology to update and maintain necessary systems for effective management operations continues to grow.

The Board considered that the anticipated costs of operating the Fund as a long/short fund will be higher than current costs. A long/short investment strategy requires increased disclosure and compliance requirements, such as monitoring securities borrowing, short sales and asset segregation.

Economies of Scale. The Board considered that the Manager believes that some economies of scale may be achieved with significant growth in assets under management as the Fund is more aggressively positioned from a growth and income fund to a long/short fund.

What Is The Overall Impact Of The Proposal On The Funds’ Total Expense Ratios?

The table below provides data concerning the Fund’s fees and expenses (for each share class) as a percentage of average net assets for the Fund’s most recent full fiscal year ended March 31, 2006 under the Current Agreement and if the Proposed Management Amendment had been in effect during the same period. Note that, as indicated below, if the proposed fee had been in effect for the most recently completed fiscal year, the Fund’s total expense ratio would have been comparable to the asset-weighted average expense ratio for the long/short peer group.

Quant Growth and Income Fund	Management Fee	Distribution Fees	Other Expenses	Total Fund Operating Expenses
Actual
Ordinary Shares	0.75%	0.50%	0.40%	1.65%
Institutional Shares	0.75%	None	0.41%	1.16%
Pro Forma
Ordinary Shares	1.00%	0.50%	0.40%	1.90%
Institutional Shares	1.00%	None	0.41%	1.41%

EXAMPLE

The following example indicates the expenses you would pay under the current and proposed expense structure, assuming an initial investment of $10,000, a 5% total annual return each year, and redemption at the end of each period. Your actual cost may be higher or lower.

This Example assumes that you redeem your shares at the end of the period:

Current Fee	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Growth and Income Fund	$271	$631	$1,015	$2,094	$118	$368	$638	$1,409

Proposed Fee	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Growth and Income Fund	$ 296	$ 707	$ 1,143	$ 2,358	$ 144	$ 446	$ 771	$ 1,691

This Example assumes that you do not redeem your shares at the end of the period:

Current Fee	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Growth and Income Fund	$168	$520	$897	$1,955	$118	$368	$638	$1,409

Proposed Fee	Ordinary Shares				Institutional Shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Growth and Income Fund	$ 193	$ 597	$ 1,026	$ 2,222	$ 144	$ 446	$ 771	$ 1,691

Trustees’ Recommendation

After considering the matters discussed above and other matters deemed relevant, the Trustees determined that the amended management contract is fair and in the best interests of the Fund and its shareholders. At the July 18, 2006 meeting, the Trustees voted unanimously to recommend to shareholders of the Fund that they approve the Proposed Change.

Required Vote

Approval of Proposal 4 requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the Fund’s outstanding shares.

If Proposal 4 is not approved by the shareholders of the Fund, then none of the Long/Short Proposals will be instituted and the Trustees will determine the appropriate course of action.

For the reasons set forth above, the Trustees recommend that the shareholders of the Fund vote FOR the approval of Proposal 4.

PROPOSAL 5

AMENDMENT OF THE MANAGEMENT CONTRACT TO ELIMINATE THE EXPENSE WAIVER

General

At a meeting held on July 18, 2006, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve and to recommend that shareholders of the Fund approve an amendment to the Fund’s Current Management Contract eliminating the expense limitation that applies to the Fund.

The Proposed Change

The Current Management Agreement is dated January 31, 1999. Section 3 of the Current Management Agreement provides that the Manager shall assume expenses of the Fund to the extent required to reduce the Fund’s expenses to 2% of average net assets and that Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, if any and shall be calculated before giving effect to any custody credits.

In 1999, when the Current Management Agreement was entered into, it was not unusual for an expense limitation to be included in such an agreement. Today, it is more common for any agreement with respect to an expense limitation to be in a separate agreement. There are two important reasons for separating the expense limitation from the management contract. First, material changes to a management contract are subject to both Trustee and shareholder approval. Thus, a separate expense limitation agreement would permit the expense limitation to be changed with Trustee approval but without the added time and expense of going to shareholders. Second, an expense limitation is generally intended to be a short-term arrangement. For example, a limitation might be put in place while a new fund is in the early stages of attracting assets. Alternatively, an expense limitation might be agreed upon during the life of a fund if unusual conditions occur causing the fund to be subject to unusually high expenses. Thus, a separate expense limitation agreement would allow the Fund more flexibility to address unusual developments more quickly.

Reasons for the Proposed Change

The expenses of the Fund for each of the last five fiscal years ended March 31 have been below the 2% expense limitation as shown in the table below (gross expense ratio for Ordinary Shares). Further, the expense ratio for Ordinary Shares if the long/short strategy is instituted is estimated to be 1.90% and the expense ratio for Institutional Shares would be lower.

Year	2006	2005	2004	2003	2002
Expense Ratio	1.61%	1.76%	1.80%	1.76%	1.67%

Further, because the Management Contract must be submitted to shareholders for approval of the proposed management fee rate change, this presents the opportunity to request shareholder approval for this Proposed Change at the same time without incurring any additional delay or expense.

Trustees’ Recommendation

After considering the matters discussed above and other matters deemed relevant, the Trustees determined that the Proposed Change is fair and in the best interests of the Fund and its shareholders. At the July 18, 2006 meeting, the Trustees voted unanimously to recommend to shareholders of the Fund that they approve the Proposed Change.

Required Vote

Approval of Proposal 5 requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the Fund’s outstanding shares.

If Proposal 5 is not approved by the shareholders of the Fund, then none of the Long/Short Proposals will be instituted and the Trustees will determine the appropriate course of action.

For the reasons set forth above, the Trustees recommend that the shareholders of the Fund vote FOR the approval of Proposal 5.

PROPOSALS 6(a) THROUGH 6(o)

ELIMINATION OR AMENDMENT OF VARIOUS INVESTMENT RESTRICTIONS/POLICIES

General

The Manager and your Board of Trustees recommend that the changes discussed below be made to simplify and modernize your Fund’s fundamental investment restrictions. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval. Proposals 6(a) and 6(b) are necessary in order to implement the proposed long/short strategy.

The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. The Fund, however, is also subject to a number of other fundamental restrictions that are not required by the 1940 Act or any other current laws or are more restrictive than required by such laws. Each current investment restriction or policy, the corresponding proposed restriction or policy and the Fund’s rationale for the change are set forth below.

The Manager expects that you will benefit from these proposed changes to the Fund’s investment restrictions in several ways. The Fund would have increased flexibility to respond to new developments and changing trends in the marketplace, making the Fund’s powers comparable to most other recently organized mutual funds. The Manager believes that this added flexibility will make the Fund more competitive among its peer group of funds. The proposed changes to the Fund’s investment restrictions are also designed to produce a clearer and more concise set of restrictions which will facilitate the Manager’s compliance efforts.

Proposed amendments to investment restrictions

The tables below set forth the Fund’s current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column. The amended restrictions, if approved, will be revised in the Fund’s amended statement of additional information (“SAI”).

Statements in italics are not part of the proposed investment restriction.

Proposal	Current Restriction	Proposed Restriction
6(a) Short Sales

The Fund may not make short sales of securities or maintain a short position unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. The Fund may maintain short positions in a stock index by selling futures contracts on that index;

Eliminate this restriction. This restriction will be replaced with disclosure in the prospectus and SAI of the Fund’s policies with respect to the use of short sales.

The 1940 Act does not require that an investment company’s policy with respect to short sales be fundamental. The elimination of this fundamental restriction is proposed to permit the Fund to use short sales in conjunction with the proposed long/short strategy. Appropriate disclosure of the Fund’s policies with respect to short sales will be made in the prospectus and SAI.

Long/Short Strategy

The approval of Proposal 6(a) is necessary to permit the Fund to institute the proposed long/short strategy. If this change is approved, it will result in a material modification of the Fund’s operations at the time that it is implemented. If this change is not approved, the long/short strategy will not be instituted.

Trustees’ Recommendation - Proposal 6(a)

The Trustees believe that the proposed elimination of the Fund’s fundamental restrictions regarding short sales will expand the investment opportunities available to the Fund. Accordingly, the Trustees recommend that you approve the proposed change as described above.

Proposals	Current Restriction	Proposed Restriction
6(b) Borrowing and 6(c) Senior Securities

The Fund may not issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

Senior Securities

The Fund may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

Borrowing

The Fund may not borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

Under current regulatory requirements, the Fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund’s total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund’s assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; and (d) purchase securities on margin to the extent permitted by applicable law. In the opinion of the SEC, the Fund’s limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

Senior Securities. The 1940 Act generally prohibits a mutual fund from issuing senior securities except in connection with borrowing permitted under the 1940 Act. The SEC’s staff has taken the position that certain types of investment techniques fall within the 1940 Act’s definition of senior security but are not prohibited if the fund takes certain measures to prevent the technique or investment from having a leveraging effect on the fund. For example, a fund may write a call option on a security only if the option is covered, that is the fund owns or has the right to acquire the security underlying the option.

The proposed revisions to the Fund’s investment restriction on senior securities are intended to provide broad authority to the Board of Trustees to permit the Fund to issue instruments or engage in investment techniques that may be deemed to be senior securities and to clarify that the Fund may issue senior securities to the extent permitted by the 1940 Act and the rules and interpretive positions of the SEC. The current formulation, that uses an enumeration of permitted activities, entails the risk that future investment products or techniques may fall within the 1940 Act’s definition of a senior security but would be exempt from treatment as senior securities pursuant to interpretive positions of the SEC. Under the current restriction, the Fund may not be permitted to engage in any investment technique or product that may be deemed in the future to involve the issuance of a senior security without shareholder approval, while competitive funds may be able to engage in such activities without the delay and cost of shareholder action. In addition, the revised restriction is drafted in a clearer, more readily understandable manner. The adoption of the amended restriction with respect to senior securities is not anticipated to have any immediate effect on the Fund’s investment policies or the instruments in which it invests.

Borrowing. This amendment would afford the Fund the maximum flexibility to borrow money permitted under the 1940 Act if the Board of Trustees and the Manager determine that such borrowing is in the best interests of the Fund and is consistent with both the Fund’s investment objective and with the requirements of the 1940 Act. The proposal does not reflect a change in the Fund’s anticipated borrowing activity. Currently, the Fund does not borrow money except in connection with the settlement of securities transactions and the Fund has access to a line of credit in the event of unusual redemption activity (which the Fund has not drawn upon in the last twelve months). The amendment effectively would revise upward the percentage limitation on borrowing from 10% to 33 1/3% of the Fund’s total assets. This change significantly increases the total amount the Fund is permitted to borrow.

An additional 5% authority for temporary purposes is proposed to be added to conform to the percentage limitation included in the 1940 Act. The authority to obtain short-term credits would help to facilitate the clearance of portfolio transactions and, to the extent determined advisable for portfolio management reasons, reduce the cash position the Fund needs to maintain.

Margin purchases would also be permitted to the extent allowed by law. The 1940 Act allows the SEC the authority to adopt regulations restricting the use of margin by investment companies. While no such regulations have been adopted, the SEC has indicated that it considers margin transactions to involve the issuance of senior securities, which is restricted under the 1940 Act. To the extent that the Fund borrows to purchase securities or purchases securities on margin, the Fund may incur risks associated with leverage. The use of leverage may cause the Fund’s net asset value to be more volatile and increase the risk of loss.

Long/Short Strategy

The approval of Proposal 6(b) is necessary to permit the Fund to institute the proposed long/short strategy. If this change is approved, it will result in a material modification of the Fund’s operations at the time that it is implemented. If this change is not approved, the long/short strategy will not be instituted.

Trustees’ Recommendation - Proposal 6(b)

The Trustees believe that the proposed amendment to the Fund’s fundamental restriction regarding borrowing will more clearly reflect current regulatory limitations permitting the Fund more flexibility to pursue both its current investment program and its proposed long/short investment strategy. If Proposal 6(b) is not approved by the shareholders of the Fund, then none of the Long/Short Proposals will be instituted and the Trustees will determine the appropriate course of action. If Proposal 6(b) is the only Long/Short Proposal approved by the shareholders of the Fund it will be instituted even though the proposed long/short strategy will not be instituted. Accordingly, the Trustees recommend that you approve the proposed change as described above.

Trustees’ Recommendation - Proposal 6(c)

The Trustees believe that the proposed amendment to the Fund’s fundamental restriction regarding senior securities will more clearly reflect current regulatory limitations permitting the Fund more flexibility to pursue both its current investment program and its proposed long/short investment strategy. Accordingly, the Trustees recommend that you approve the proposed change as described above.

Proposals 6(d) - 6(h)

The Manager proposes that the following fundamental restrictions be amended. The Manager does not anticipate that the approval of the following changes will result in any material modification of the Fund’s operations at the present time.

Proposal	Current Restriction	Proposed Restriction
6(d) Loans

The Fund may not make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

The 1940 Act requires that each mutual fund adopt a fundamental policy with respect to making loans. This amendment would clarify that the Fund can engage in such forms of investment in fixed income securities as purchasing participation interest in commercial loans. These changes afford the Fund the maximum flexibility to make loans to the extent permitted under the 1940 Act. The proposal does not reflect a change in the Fund’s investment activities. Although not anticipated at this time, the change also would allow the Fund to take part in an inter-fund lending program, subject to approval by the Board of Trustees in the future and the grant of an SEC exemption. The intention of such an inter-fund lending arrangement would be to provide greater liquidity to the borrowing fund and a higher rate of return to the lending fund than might be available from other cash management investments. Such an arrangement entails a risk of loss if the borrowing fund were to default on its obligation to the lending fund.

Proposal	Current Restriction	Proposed Restriction

6(e) Industry Concentration	The Fund may not invest more than 25% of the value of its total assets in any one industry.

The Fund may not concentrate its investments in securities of companies in any particular industry.

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25% of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications. As of November 1, 2006, the Fund relied on MSCI Global Industry Classification Standard (GICS ) classifications. The Fund’s policy does not apply to investments in U.S. government securities.

Although the Fund does not concentrate its investments in a single industry, the 1940 Act requires that each mutual fund adopt a fundamental policy regarding concentration. This change is designed to afford the Fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.

Proposal	Current Restriction	Proposed Restriction
6(f) Commodities and Commodities Contracts

The Fund may not invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.

For example, a futures contract may be deemed to be a commodity contract.

The 1940 Act requires that each mutual fund adopt a fundamental policy with respect to commodities. The original purpose of the restriction was to clarify that a fund would not be investing in traditional commodity contracts, particularly agricultural commodities such as wheat futures. This amendment would avoid including a list of specifically exempted financial instruments, which list could quickly become outdated. These changes afford the Fund the maximum flexibility to invest in commodities to the extent permitted under the 1940 Act, allowing the Fund to take advantage of new investment products that may technically be commodities. By stating the exception to the general prohibition on commodities as being applicable to financial instruments rather than a specific list of financial instruments, the goal is to prevent technical concerns from limiting the Fund’s investment opportunities to the extent permitted under the 1940 Act.

Proposal	Current Restriction	Proposed Restriction
6(g) Real Estate

The Fund may not buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

The Fund may not invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

The 1940 Act requires that each mutual fund adopt a fundamental policy regarding whether the fund may invest in real estate. The purpose of this requirement is to allow investors in a fund to clearly understand the permitted scope of the fund’s investments since an investment in real estate involves significantly different investment experience and risks than an investment in securities. However, an investment in real estate related securities primarily requires portfolio management expertise rather than a specific expertise in real estate management. The Manager has engaged a Subadvisor which employs portfolio managers and analysts who the Manager believes are qualified to select such real estate related securities. The purpose of the amendment is to more clearly express the intention that the Fund will not directly invest in real estate but may invest in issuers in real estate related businesses, such as real estate investment trusts (REITs), or in fixed income securities secured by real estate. The proposed amendment will, therefore, clarify that the Fund’s investments may include real estate related opportunities that are within the scope of its investment objective and policies. The revision would also clarify that the Fund could exercise its rights under a permitted instrument, such as foreclosure under a bond secured by real estate, even if the exercise of those rights results in the Fund obtaining a direct interest in real estate.

Proposal	Current Restriction	Proposed Restriction
6(h) Underwriter

The Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

The Fund may not act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

The 1940 Act requires that a mutual fund adopt a fundamental policy regarding underwriting securities issued by other persons. The change is designed to comply with the requirements of the 1940 Act. The Fund does not intend to act as an underwriter in the traditional sense of such term.

Trustees’ Recommendation - Proposals 6(d) - 6(h)

The Trustees believe that the proposed amendments to the Fund’s fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the Fund. Accordingly, the Trustees recommend that you approve the proposed changes as described above.

Proposals 6(i) - 6(o)

The Manager proposes that the remaining fundamental restrictions be eliminated. Elimination of a fundamental restriction would mean that the Fund’s policies with respect to the specific activity or investment could be changed in the future without shareholder approval. The Manager does not anticipate that the approval of the following changes will result in any material modification of the Fund’s operations at the present time.

Proposal	Current Restriction	Proposed Restriction
6(i) Exercising Control	The Fund may not make investments for the purpose of exercising control or management.	Eliminate this restriction.

The SEC requires disclosure of a mutual fund’s policy if it “intends to invest in companies for the purpose of exercising control,” but there is no requirement that a fund specify that it will not invest in companies for the purpose of exercising control. Since the Fund does not invest for the purpose of exercising control over portfolio companies, the proposal would, therefore, eliminate a policy that is not required. The Fund, however, has no current intention of investing in any portfolio company for the purpose of taking control of the management of that company.

Proposal	Current Restriction	Proposed Restriction
6(j) Ownership Test

The Fund may not purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the Fund who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

Eliminate this restriction.

This policy was originally required by state “blue sky” regulations which are no longer applicable, but it is not required under the 1940 Act. It is not intended that the elimination of this restriction will result in a change in the Fund’s investment practices.

Proposal	Current Restriction	Proposed Restriction

6(k) 10% Ownership Limitations

The Fund may not purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

Eliminate this restriction.

The part of this policy regarding a class of securities was originally required by state “blue sky” regulations which are no longer applicable, but is not required by the 1940 Act. The part of this policy regarding outstanding voting securities is one element of a 1940 Act requirement that applies to diversified mutual funds. As the Fund is a non-diversified mutual fund such requirement is not applicable to the Fund. It is not intended that the elimination of this restriction will result in a change in the Fund’s investment practices.

Proposal	Current Restriction	Proposed Restriction
6(l) 10% of the Value the Fund’s Net Assets

The Fund may not purchase any security if as a result the Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities.

Eliminate this restriction.

This policy was originally required by state “blue sky” regulations which are no longer applicable, but it is not required under the 1940 Act. The Fund’s policies with respect to restricted and illiquid securities are already disclosed in the Fund’s prospectus and SAI. Elimination of this restriction would avoid including a list of specifically exempted financial instruments, which list could quickly become outdated. The goal is to prevent technical concerns from limiting the Fund’s investment opportunities.

Proposal	Current Restriction	Proposed Restriction
6(m) Joint Participation	The Fund may not participate on a joint or joint and several basis in any trading account in securities.	Eliminate this restriction.

This policy was originally required by state “blue sky” regulations which are no longer applicable, but it is not required under the 1940 Act. The Fund’s policies with respect to joint participation are already disclosed in the Fund’s prospectus and SAI. Elimination of this restriction affords the Fund the maximum flexibility to utilize joint participation to the extent permitted under the 1940 Act, allowing the Fund to take advantage of new investment products that may technically require joint participation. The goal is to prevent technical concerns from limiting the Fund’s investment opportunities.

Proposal	Current Restriction	Proposed Restriction
6(n) Puts and Calls

The Fund may not write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions.

Eliminate this restriction.

This policy was originally required by state “blue sky” regulations which are no longer applicable, but it is not required under the 1940 Act. The Fund’s policies with respect to puts and calls are already disclosed in the Fund’s prospectus and SAI. Elimination of this restriction would avoid including a list of specifically exempted financial instruments, which list could quickly become outdated. This change affords the Fund the maximum flexibility to utilize puts and calls to the extent permitted under the 1940 Act, allowing the Fund to take advantage of new investment products that may technically be puts and calls. The goal is to prevent technical concerns from limiting the Fund’s investment opportunities.

Proposal	Current Restriction	Proposed Restriction
6(o) Oil and Gas	The Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs.	Eliminate this restriction.

This policy was originally required by state “blue sky” regulations which are no longer applicable, but it is not required under the 1940 Act. It is not intended that the elimination of this restriction will result in the Fund investing directly in interests in oil, gas or other mineral exploration although it may continue to invest in the securities of oil- and gas-related issuers consistent with the Fund’s investment objective.

Trustees’ Recommendation - Proposals 6(i) - 6(o)

The Trustees believe that the proposed elimination of the Fund’s fundamental restrictions will more clearly reflect current regulatory practice. Accordingly, the Trustees recommend that you approve the proposed changes as described above.

Required Vote

Approval of each of Proposals 6(a) through 6(o) requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the Fund’s outstanding shares. If the required approval to change any restriction is not obtained, the current investment restriction will continue in effect.

Trustees’ Recommendation

For the reasons set forth above, the Trustees of your Fund unanimously recommend that shareholders vote for each proposal 6(a) - 6(o) to amend or eliminate the Fund’s investment restrictions.

ADDITIONAL INFORMATION

Beneficial Ownership

Except as set forth below, as of July 31, 2006, the Fund does not know of any person who owns beneficially or of record 5% or more of the outstanding shares of any class of the Fund.

Shareholder	Institutional Shares	Percentage
USB Corporation Employee Incentive Savings Plan Willard L. Umphrey and Leon Okurowski, Trustees	46,775.030	72.68

As of July 31, 2006, the Trustees and officers of the Fund, individually and in the aggregate, owned less than 1% of any class of the Fund, except as noted below.

Name	Institutional Shares	Percentage
Robert Armstrong	1577.134	2.45
Leon Okurowski	10,845.613	16.85
Willard L. Umphrey	4,478.560	6.96

Distributor

The shares of the Fund are distributed by U.S. Boston Capital Corporation “USBCC”), an affiliate of the Manager that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The address for USBCC is 55 Old Bedford Road, Lincoln, MA 01773.

Transfer Agent

The transfer agent for the Fund is Quantitative Investment Advisors, Inc., a division of the Manager. The address for the transfer agent is 55 Old Bedford Road, Lincoln, MA 01773.

OTHER MATTERS

Means of Soliciting Proxies

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. In addition to the solicitation of proxies by mail, certain officers and employees of the Fund or the Manager, who will not be paid for their services, or a solicitor, may solicit proxies by telephone, U.S. Mail, facsimile, verbal, electronic, internet or email communications. The Manager has engaged the professional proxy solicitation firm of D.F. King & Co., Inc. who will be paid approximately $4,000 plus any out-of-pocket expenses, for their services to assist in the solicitation of proxies.

The costs of retaining a solicitor (if any), and other expenses incurred in connection with the drafting, printing and mailing of this proxy statement, the solicitation of proxies and the holding of the special meeting, will be borne by the Manager, and not by the Fund. Forms of proxy material may be distributed to shareholders through brokers, custodians and other like parties, and the Manager will reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

Proposals of Persons with Voting Rights

As a general matter, Quant Funds does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Quant Funds’ shareholders should send such proposals to the Fund’s Clerk. Proposals must be received a reasonable amount of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

SHAREHOLDER REPORTS

IF YOU WOULD LIKE A FREE COPY OF THE QUANT FUNDS’ MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, YOU CAN VISIT THE QUANT FUNDS’ WEB SITE AT WWW.QUANTFUNDS.COM. ALTERNATIVELY, YOU CAN CALL 1-800-326-2151 OR WRITE TO US AT 55 OLD BEDFORD ROAD, LINCOLN, MA 01773 TO REQUEST COPIES OF THESE DOCUMENTS.

EXHIBIT A

Subadvisory Agreement

QUANTITATIVE ADVISORS, INC.

ADVISORY CONTRACT

Advisory Contract (“Contract”) dated as of May 1, 2001, between QUANTITATIVE ADVISORS, INC., a Massachusetts corporation (the “Manager”) and SSGA FUNDS MANAGEMENT, INC., a Massachusetts corporation (the “Advisor”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY ADVISOR TO TRUST.

(a)          Subject always to the control of the trustees (the “Trustees”) of Quantitative Group of Funds, a Massachusetts business trust (the “Trust”), and the Manager, the Advisor, at its expense, will furnish continuously an investment program for the Quantitative Growth and Income Fund (the “Fund”) of the Trust. The Advisor will determine what securities shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments. In the performance of its duties, the Advisor will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as amended, and the stated investment objectives, policies and restrictions of the Fund as set forth in the then current Prospectus and/or Statement of Additional Information of the Trust and with other written policies which the Trustees or the Manager may from time-to-time determine and of which the Advisor has received notice. In furnishing an investment program to the Fund and in determining what securities shall be purchased, held, sold or exchanged by the Fund, the Advisor shall (1) comply in all material respects with all provisions of applicable law governing its duties and responsibilities hereunder, including, without limitation, the Investment Company Act of 1940 (the “1940 Act”), and the Rules and Regulations thereunder; the Investment Advisors Act of 1940, and the Rules and Regulations thereunder; the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all Rules and Regulations thereunder; the Insider Trading and Securities Fraud Enforcement Act of 1988; and such other laws as may be applicable to its activities as Advisor to the Fund and (2) use its best efforts to manage the Fund so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Advisor shall make its officers and employees available to the Manager or Trustees from time-to-time at reasonable times to review investment policies of the Fund and to consult with the Manager or Trustees regarding the investment affairs of the Fund.

(b)         The Advisor, at its expense, will (1) furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder, (2) keep records relating to the purchase, sale or current status of portfolio securities, (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund, (4) furnish to the Manager such reports and records regarding the Fund and the Advisor as the Manager or Trustees shall from time-to-time request, and, (5) upon reasonable notice, review written references to the Advisor, or its methodology, whether in a Prospectus, Statement of Additional Information, sales material or otherwise. The Advisor shall have no obligation with respect to the determination of the Fund’s net asset value, except to provide the Trust’s custodian with information as to the securities held in the Fund’s portfolio. The Advisor shall not be obligated to provide shareholder accounting services.

(c)          The Advisor shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by the Advisor. In the selection of such brokers or dealers and the placing of such orders, the Advisor shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Advisor, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such written policies as the Trustees or the Manager may determine, and of which the Advisor has received notice and which the Advisor has accepted in writing, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor and/or the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s and/or Manager’s overall responsibilities with respect to the Trust and to other clients as to which the Advisor and/or Manager or persons controlled by or under common control with the Advisor and/or Manager exercise investment discretion. The Advisor agrees that in connection with purchase or sales of portfolio instruments for the Fund’s account, neither the Advisor nor any officer, director, employee or agent of the Advisor shall act as principal or receive any commission other than as provided in Section 3.

(d)         The assets of the Fund shall be held by the Trust’s custodian in an account which the Trust has directed the Custodian to open. The Advisor shall at no time have custody or physical control of any of the assets of the Fund. The Manager shall cause such custodian to provide the Advisor with such information and reports concerning the Fund or its assets as the Advisor may from time to time reasonably request and to accept instructions from the Advisor with respect to such assets and transactions by the Fund in the performance of the Advisor’s duties hereunder. The Advisor shall have no liability or obligation to pay the cost of such custodian or any of its services.

(e)          Advice rendered to the Fund shall be confidential and may not be used by any shareholder, Trustee, officer, director, employee or agent of the Trust or of the Manager or by the advisor of any other fund of the Trust. Non-public information provided to the Manager on a confidential basis regarding the methodology of the Advisor shall not be made publicly available by the Manager, except that such information may be disclosed to the Trustees and may be disclosed to the extent necessary to comply with the federal and state securities laws and, after notice to the Advisor, upon order of any court or administrative agency or self regulatory organization of which the Manager or its affiliates are members.

(f)          The Advisor shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Advisor pursuant to this Section 1.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Advisor, and in any person controlled by or under common control with the Advisor, and that the Advisor and any person controlled by or under common control with the Advisor may have an interest in the Trust. It is also understood that the Advisor and persons controlled by or under common control with the Advisor have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

Nothing in this Contract shall prohibit the Advisor or any of its affiliates from providing any services for any other person or entity or limit the services which the Advisor or any such affiliate can provide to any person or entity. The Manager understands and agrees that the Advisor and its affiliates perform investment advisory and investment management services for various clients other than the Manager and the Trust. The Manager agrees that the Advisor and its affiliates may give advice and take action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Contract shall be deemed to impose upon the Advisor any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Advisor or any of its affiliates may purchase or sell for its own account or for the account of any other client, so long as it continues to be the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

3.	COMPENSATION TO BE PAID BY THE MANAGER TO THE ADVISOR

The Manager will pay to the Advisor, as compensation for the Advisor’s services rendered and for the expenses borne by the Advisor pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000. Such fee shall be paid by the Manager and not by the Fund out of the management fee paid by the Trust to the Manager pursuant to the Management Contract between the Manager and the Trust or out of any other funds available to the Manager. Such average daily net asset value of the Fund shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

If the Advisor shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO
THIS CONTRACT

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Trust and the Manager is terminated generally, or with respect to the Fund; and this Contract shall not be amended unless (i) such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Fund, and (ii) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor. Notwithstanding the foregoing, shareholder approval will not be required for amendments to this Contract if the Fund obtains an exemptive order from the Securities and Exchange Commission permitting amendments to this Contract without shareholder approval.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective on May 1, 2001 or such other time as shall be agreed upon by the Manager and the Advisor, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)          The Trust or the Manager may at any time terminate this Contract as to the Fund by not more than sixty days’ or less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, or

(b)          The Advisor may at any time terminate this Contract as to the Fund by not less than one hundred fifty days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager, or

(c)          If (i) the Trustees of the Trust, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to the Fund at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Advisor may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Trust or the Fund, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given by the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.	NONLIABILITY OF ADVISOR.

Notwithstanding any other agreement to the contrary, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, its partners, officers, directors, employees or agents or reckless disregard of the Advisor’s obligations and duties hereunder, neither the Advisor nor its officers, directors, employees or agents shall be subject to any liability to the Trust or to the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder, unless the Advisor is claiming indemnity from any of them in connection herewith, but then only to the extent of the indemnity obtained.

8.	VOTING OF SECURITIES.

The Advisor shall have the power to vote, either in person or by proxy, all securities in which assets of the Fund may be invested from time to time and shall not be required to seek or take instructions from the Manager or the Trustees of the Trust, or to take any action, with respect thereto.

9.	REPRESENTATIONS AND COVENANTS OF THE MANAGER.

(a)          The Manager represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith. In addition, the Manager represents, warrants and covenants to the Advisor that it has the power, capacity and authority to commit the Trust to this Contract; that a true and complete copy of the Agreement and Declaration of Trust and By-Laws of the Trust and the stated objectives, policies and restrictions of the Fund have been delivered to the Advisor; and that true and complete copies of every amendment thereto will be delivered to the Advisor as promptly as practicable after the adoption thereof. The Manager agrees that notwithstanding any other provision of this Contract to the contrary, the Advisor will not be bound by any such amendment until the Advisor has received a copy thereof and has had a reasonable opportunity to review it.

(b)          The Manager shall indemnify and hold harmless the Advisor, its partners, officers, employees and agents and each person, if any, who controls the Advisor within the meaning of any applicable law (each individually an “Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the failure of the Advisor to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) to which the Advisor or any other Indemnified Party may become subject under any federal or state law as a result of any failure of the Manager or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, or any omission by the Manager, or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, in any document relating to the Trust or the Fund, except any failure or omission caused solely by (i) the incorporation in any such document of information relating to the Advisor which is furnished to the Manager in writing by or with the consent of the Advisor expressly for inclusion in such document or (ii) a breach, of which the Manager was not aware, by the Advisor of its duties hereunder. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys’ fees and costs) of the Indemnified Party or investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

(c)          No public reference to, or description of, the Advisor or its methodology or work shall be made by the Manager or the Trust, whether in a prospectus, Statement of Additional Information or otherwise, unless the Manager provides the Advisor with a reasonable opportunity to review any such reference or description prior to the first use of such reference or description.

10.	REPRESENTATIONS AND COVENANTS OF THE ADVISOR.

(a)           The Advisor represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law, or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith.

(b)          The Advisor shall immediately notify the Manager in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Contract; or (2) becomes aware that it the subject of an administrative proceeding or enforcement action by the SEC or any other regulatory authority. The Advisor further agrees to notify the Manager immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Trust’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

(c)           The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Advisor also agrees that records it maintains and preserves pursuant to Rule 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

(d)          The Advisor shall provide the Manager with quarterly representations regarding the compliance of its employees with the Advisor’s code of ethics governing personal securities transactions. The Advisor shall provide the Manager with copies of any revisions to its code of ethics.

(e)          The Advisor shall indemnify and hold harmless the Manager, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each individually an “Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) arising from Advisor’s (or its respective agents and employees) failure to perform its duties and assume its obligations hereunder, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided in writing by or with the consent of Advisor contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made known or provided by the Advisor to the Manager. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Advisor shall assume the reasonable expenses and costs (including any reasonable attorneys’ fees and costs) of the Indemnified Party of investigating and/or defending any claim asserted or threatened by any party, subject always to the Advisor first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

11.	USE OF NAME.

It is understood that the name of the Fund (as it may be changed from time to time while the Advisor provides services pursuant to this Contract) or any derivative thereof or logo associated with that name is the valuable property of the Trust and/or its affiliates, and that the Advisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Advisor is Advisor to the Trust and/or the Fund. Upon termination of this Contract the Advisor shall forthwith cease to use such name (or derivative or logo).

12.	GOVERNING LAW.

This Contract shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws, except to the extent such laws shall be preempted by the Investment Company Act of 1940 or by other applicable laws.

13.	INDEPENDENT CONTRACTOR.

Advisor shall for all purposes of this Contract be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their affiliates, agents and employees shall not be deemed agents of the Advisor and shall have no authority to bind the Advisor.

14.	MISCELLANEOUS.

(a)           The captions of this Contract are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(b)           In the event that the Advisor or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be reasonably withheld.

(c)          This Contract may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, QUANTITATIVE ADVISORS, INC. and SSGA FUNDS MANAGEMENT, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE ADVISORS, INC.

By /s/ Willard L. Umphrey

Willard L. Umphrey

President

SSGA FUNDS MANAGEMENT, INC.

By /s/ Gustaff V. Fish, Jr.

Gustaff V. Fish, Jr.

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

AMENDMENT TO THE ADVISORY CONTRACT

Amendment dated _________, 2006 to the Advisory Contract (“Contract”) dated as of May 1, 2001, between QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the “Manager”) and SSGA FUNDS MANAGEMENT, INC., a Massachusetts corporation (the “Advisor”).

WITNESSETH:

Whereas, Quantitative Advisors and the Advisor desire to amend the compensation payable to SSGA Funds Management, Inc. under the Advisory Contract;

Now, therefore, in consideration of the mutual covenants set forth in the Advisory Agreement, Quantitative Advisors and the Advisor agree that Section 3 of the Advisory Agreement be replaced in its entirety as follows:

3.	COMPENSATION TO BE PAID BY THE MANAGER TO THE ADVISOR

The Manager will pay to the Advisor, as compensation for the Advisor’s services rendered and for the expenses borne by the Advisor pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.50% of the first $20 million and 0.35% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000. Such fee shall be paid by the Manager and not by the Fund out of the management fee paid by the Trust to the Manager pursuant to the Management Contract between the Manager and the Trust or out of any other funds available to the Manager. Such average daily net asset value of the Fund shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

If the Advisor shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

IN WITNESS WHEREOF, QUANTITATIVE INVESTMENT ADVISORS, INC., d/b/a QUANTITATIVE ADVISORS, INC., and SSGA FUNDS MANAGEMENT, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE INVESTMENT ADVISORS, INC.
d/b/a QUANTITATIVE ADVISORS, INC.

By _______________________
Willard L. Umphrey
President

SSGA FUNDS MANAGEMENT, INC.

By _________________________
Name:
Title:

EXHIBIT B

Management Contract

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

MANAGEMENT CONTRACT

Management Contract (“Contract”) dated as of January 31, 1999, between QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS, a Massachusetts business trust (the “Fund”) and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the “Manager”).

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO FUND.

(a)

Subject always to the control of the trustees (the “Trustees”) of the Fund, the Manager, will, at its expense, manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund, as amended, and its stated investment objectives, policies and restrictions as set forth in the then current Prospectus and/or Statement of Additional Information of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other written policies which the Trustees may from time-to-time determine and of which the Manager has received notice, and shall exercise the same care and diligence expected of the Trustees. In its management, supervision and conduct of the Fund’s affairs and business, the Manager will do all things necessary so that each series of the Fund (the “Series”) may qualify as a “regulated investment company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), and the Rules and Regulations thereunder.

(b)

Subject to the provisions of the Declaration of Trust and the Investment Company Act of 1940, as amended, (the “1940 Act”), the Manager may, at its expense, select and contract with investment advisers (the “Advisers”) for each of the Series and shall supervise any such Adviser. The Manager will compensate the Advisers for their services to the Fund from the fee paid to the Manager by the Fund pursuant to this Management Contract or from other funds available to the Manager.

(c)

The Fund hereby agrees with the Manager and with any Adviser selected by the Manger as provided in Section 1(b) hereof that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund and any Series thereof which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

(d)

Except to the extent that any such facilities are provided for any Series by its Adviser, the Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, but excluding shareholder accounting services. The Manager will pay the compensation, if any, of the officers of the Fund.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager, as compensation for the Manager’s services rendered, for the facilities furnished, and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate for each Series set forth in Schedule I. Such fee computed with respect to the net asset value of each of such Series shall be paid from the assets of such Series. Such aggregate average daily net asset value of the Series shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

In the event that the expenses of the Quantitative Small Cap Fund, Quantitative Growth and Income Fund, or Quantitative International Equity Fund exceed 2% of such Series’ average net assets, the compensation due the Manager with respect to such Series for such year shall be reduced and, if necessary, the Manager shall assume expenses of the Series, to the extent required to reduce the Series’ expenses to 2% of average net assets. Series expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, if any and shall be calculated before giving effect to any custody credits.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO	THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any Series unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisors.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect as to each Series continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)   Either party hereto may at any time terminate this Contract as to any Series or as to the Fund as a whole by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)  If (i) the Trustees of the Fund, or the shareholders by the affirmative vote of a majority of the outstanding shares of any Series, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to such Series at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of a Series for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the one or more Series affected.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund or the Series, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund or the Series, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission (“SEC”) under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

7.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, its partners, officers, directors, employees or agents or reckless disregard of the Manager’s obligations and duties hereunder, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability to the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder, provided however, that such limitation shall not apply to the extent such limitation violates Federal securities or other laws.

8.	LIMITS OF THE LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS

By: /s/ Willard L. Umphrey
Willard L. Umphrey
President

QUANTITATIVE INVESTMENT ADVISORS, INC., d/b/a QUANTITATIVE ADVISORS, INC.

By: /s/ Fredrick S. Marius
Frederick S. Marius
President

Schedule I to

Management Contract dated as of January 31, 1999

Between Quantitative Group of Funds d/b/a Quant Funds and

Quantitative Investment Advisors, Inc., d/b/a Quantitative Advisors, Inc.

                Management Fee (as a

Series	Percentage of Net Assets)

Quantitative Small Cap Fund	1.00%
Quantitative Mid Cap Fund	1.00%
Quantitative Growth and Income Fund	0.75%
Quantitative Emerging Markets Fund	0.80%
Quantitative Foreign Value Fund	1.00%

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

AMENDMENT TO THE MANAGEMENT CONTRACT

Amendment dated November 1, 2005 to the Management Contract (“Contract”) dated as of January 31, 1999, between QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS, a Massachusetts business trust (the “Fund”) and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the “Manager”).

Witnesseth:

Whereas, the termination of Quant Mid Cap Fund was approved by the Board of Trustees and Quant Mid Cap Fund was terminated as of December 31, 2004; and

Whereas, the Trust and Quantitative Advisors desire to amend the management fee payable to Quantitative Advisors under the Management Contract;

Now, therefore, in consideration of the mutual covenants set forth in the Management Agreement, the Trust and Quantitative Advisors agree that Schedule I to the Management Contract shall be amended as follows:

Schedule I to

Management Contract dated as of January 31, 1999

and amended as of November 1, 2005

Between Quantitative Group of Funds d/b/a Quant Funds and

Quantitative Investment Advisors, Inc., d/b/a Quantitative Advisors, Inc.

                Management Fee (as a

Series	Percentage of Net Assets)

Quantitative Small Cap Fund	1.00%
Quantitative Growth and Income Fund	0.75%
Quantitative Emerging Markets Fund	1.00%
Quantitative Foreign Value Fund	1.00%

IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

By: /s/ Willard L. Umphrey

Willard L. Umphrey

President

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

By: /s/ Willard L. Umphrey

Willard L. Umphrey

President

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

AMENDMENT TO THE MANAGEMENT CONTRACT

Amendment dated _________, 2006 to the Management Contract (“Contract”) dated as of January 31, 1999, between QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS, a Massachusetts business trust (the “Fund”) and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the “Manager”).

Witnesseth:

Whereas, the Trust and Quantitative Advisors desire to amend the management fee payable to Quantitative Advisors under the Management Contract;

Now, therefore, in consideration of the mutual covenants set forth in the Management Agreement, the Trust and Quantitative Advisors agree that:

1.	Section 3, “COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER” shall be replaced in its entirety with the following:

The Fund will pay to the Manager, as compensation for the Manager’s services rendered, for the facilities furnished, and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate for each Series set forth in Schedule I. Such fee computed with respect to the net asset value of each of such Series shall be paid from the assets of such Series. Such aggregate average daily net asset value of the Series shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

In the event that the expenses of the Quantitative Small Cap Fund exceed 2% of such Series’ average net assets, the compensation due the Manager with respect to such Series for such year shall be reduced and, if necessary, the Manager shall assume expenses of the Series, to the extent required to reduce the Series’ expenses to 2% of average net assets. Series expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, if any and shall be calculated before giving effect to any custody credits.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

2.	SCHEDULE I to the Management Contract shall be amended as follows:

Schedule I to

Management Contract dated as of January 31, 1999

and amended as of ___________, 2006

Between Quantitative Group of Funds d/b/a Quant Funds and

Quantitative Investment Advisors, Inc., d/b/a Quantitative Advisors, Inc.

                Management Fee (as a

Series	Percentage of Net Assets)
Quantitative Small Cap Fund	1.00%

Quantitative Long/Short Fund	1.00%

Quantitative Emerging Markets Fund	1.00%
Quantitative Foreign Value Fund	1.00%

IN WITNESS WHEREOF, QUANTITATIVE GROUP OF FUNDS d/b/a QUANT FUNDS and QUANTITATIVE INVESTMENT ADVISORS, INC. d/b/a QUANTITATIVE ADVISORS, INC. have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

QUANTITATIVE GROUP OF FUNDS

d/b/a QUANT FUNDS

By: _____________________________

Willard L. Umphrey

President

QUANTITATIVE INVESTMENT ADVISORS, INC.

d/b/a QUANTITATIVE ADVISORS, INC.

By: _____________________________

Willard L. Umphrey

President

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE 1)  Read the Proxy Statement and have this card at hand 2)  Call toll-free at 1-800-830-3542 and follow the recorded instructions 3)  If you vote via the telephone, you do not need to mail this proxy card

VOTE VIA THE INTERNET 1)   Read the Proxy Statement and have this card at hand 2)   Log on to www.2voteproxy.com and follow the on-screen instructions 3)   If you vote via the Internet, you do not need to mail this proxy card

VOTE BY MAIL 1)   Read the Proxy Statement 2)   Check the appropriate boxes on this proxy card 3)   Sign and date this proxy card 4)   Mail your completed proxy card in the enclosed envelope

FOR THE SPECIAL MEETING OF THE SHAREHOLDERS OF QUANT GROWTH AND INCOME FUND ON OCTOBER 24, 2006 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned, having received notice of the meeting and management’s proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Willard L. Umphrey, Elizabeth A. Watson, and Mark P. Goshko each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of Quant Growth and Income Fund (the “Fund”), which is a series of the Quantitative Group of Funds, a Massachusetts business trust, to be held on Tuesday, October 24, 2006, at 2:00 p.m. (Boston time) at 55 Old Bedford Road, Lincoln, Massachusetts, and any adjourned session or sessions thereof (the “Meeting”), and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

PLEASE MARK, DATE, SIGN AND PROMPTLY RETURN USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

Dated: ____________________

______________________________________________________________________ Signature(s):

NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

      + QUANT 2006 +

This proxy is solicited on behalf of the Board of Trustees and should be returned as soon as possible in the envelope provided. The Fund shares represented by the Proxy will be voted as directed by the undersigned. If no direction is given, this Proxy will be voted FOR the proposals.

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. ☒

		FOR	AGAINST	ABSTAIN

1	To approve a change to the Fund’s investment objective to long-term growth of capital.	[ ]	[ ]	[ ]
2	To approve a change to the Fund’s primary investment focus requiring that the Fund invest at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in common stock.	[ ]	[ ]	[ ]
3

To approve an amendment to the existing subadvisory agreement between Quantitative Investment Advisors, Inc. and SSgA Funds Management, Inc. to increase the subadvisory fees paid by Quantitative Investment Advisors, Inc. (and not the Fund) to SSgA Funds Management, Inc. with respect to the Fund.

		[ ]	[ ]	[ ]
4	To approve an amendment to the existing management contract between the Quant Funds and Quantitative Investment Advisors, Inc. to increase the management fees paid by the Fund.	[ ]	[ ]	[ ]
5	To approve an amendment to the management contract eliminating the 2% expense limitation provision with respect to the Fund.	[ ]	[ ]	[ ]
6	Proposals (a) through (o): To approve amendments to the Fund’s fundamental investment restrictions and policies, as described in the attached proxy statement.
6(a)	To approve the elimination of the Fund’s fundamental restriction prohibiting short sales other than short sales against the box.	[ ]	[ ]	[ ]
6(b)	To approve changes in the Fund’s fundamental restrictions with respect to borrowing.	[ ]	[ ]	[ ]
6(c)	To approve changes in the Fund’s fundamental restrictions with respect to senior securities.	[ ]	[ ]	[ ]
6(d)	To approve changes in the Fund’s fundamental restrictions with respect to loans.	[ ]	[ ]	[ ]
6(e)	To approve changes in the Fund’s fundamental restrictions with respect to industry concentration.	[ ]	[ ]	[ ]
6(f)	To approve changes in the Fund’s fundamental restrictions with respect to commodities and commodities contracts.	[ ]	[ ]	[ ]
6(g)	To approve changes in the Fund’s fundamental restrictions with respect to real estate.	[ ]	[ ]	[ ]
6(h)	To approve changes in the Fund’s fundamental restrictions with respect to acting as an underwriter.	[ ]	[ ]	[ ]
6(i)	To approve the elimination of the Fund’s fundamental restrictions with respect to exercising control.	[ ]	[ ]	[ ]
6(j)	To approve the elimination of the Fund’s fundamental restrictions with respect to ownership of certain securities.	[ ]	[ ]	[ ]
6(k)	To approve the elimination of the Fund’s fundamental restrictions with respect to ownership of more than 10% of certain securities.	[ ]	[ ]	[ ]
6(l)	To approve the elimination of the Fund’s fundamental restrictions with respect to ownership of certain securities representing more than 10% of the Fund’s net assets.	[ ]	[ ]	[ ]
6(m)	To approve the elimination of the Fund’s fundamental restrictions with respect to joint participations.	[ ]	[ ]	[ ]
6(n)	To approve the elimination of the Fund’s fundamental restrictions with respect to puts and calls.	[ ]	[ ]	[ ]
6(o)	To approve the elimination of the Fund’s fundamental restrictions with respect to interests in oil and gas programs.	[ ]	[ ]	[ ]
PLEASE VOTE THIS PROXY CARD TODAY! ----- YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS. NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
QUANT 2006